Exhibit 10.7

SECOND AMENDMENT TO AMENDED AND

RESTATED RESTRUCTURING AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED RESTRUCTURING AGREEMENT is entered into as of June 30, 2007 (this “Amendment”), by and between Great Lakes Aviation Ltd. (“Great Lakes”), and Raytheon Aircraft Credit Corporation (“RACC”).

W I T N E S S E T H :

WHEREAS, Great Lakes and RACC are parties to the Amended and Restated Restructuring Agreement dated as of March 9, 2007, as amended by a First Amendment to Amended and Restated Restructuring Agreement dated as of March 23, 2007 (as so amended, the “Restructuring Agreement”);

WHEREAS, pursuant to Section 4 of the Restructuring Agreement, Great Lakes is required to file with the Securities and Exchange Commission a Shelf Registration as to the RACC Shares by not later than June 30, 2007; and

WHEREAS, Great Lakes has requested, and RACC has agreed, that the deadline for filing the Shelf Registration be extended to July 31, 2007;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereto agree as follows:

1. Definitions. Any capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Restructuring Agreement.

2. Amendment to Section 4 of the Restructuring Agreement. Section 4 of the Restructuring Agreement is hereby amended by deleting the date “June 30, 2007” and inserting in lieu thereof the date “July 31, 2007.”

3. Continuing Effect of Restructuring Agreement. This Amendment shall not constitute an amendment or waiver of any other provision of the Restructuring Agreement not expressly referred to herein. Except as amended, modified and supplemented hereby, the Restructuring Agreement is and remains in full force and effect and is hereby ratified and confirmed.

4. GOVERNING LAW AND INFORMED CHOICE. THIS AMENDMENT WAS MADE AND ENTERED INTO IN THE STATE OF KANSAS AND THE LAW GOVERNING THIS TRANSACTION SHALL BE THAT OF THE STATE OF KANSAS AS IT MAY FROM TIME TO TIME EXIST. THE PARTIES AGREE THAT ANY LEGAL PROCEEDING BASED UPON THE PROVISIONS OF THIS AMENDMENT OR THE RESTRUCTURING AGREEMENT AS AMENDED HEREBY SHALL BE BROUGHT EXCLUSIVELY IN EITHER THE

UNITED STATES DISTRICT COURT FOR THE DISTRICT OF KANSAS AT WICHITA, KANSAS, OR IN THE EIGHTEENTH JUDICIAL DISTRICT COURT OF SEDGWICK COUNTY, KANSAS, TO THE EXCLUSION OF ALL OTHER COURTS AND TRIBUNALS. THE PARTIES HEREBY CONSENT AND AGREE TO BE SUBJECT TO THE JURISDICTION OF THE AFORESAID COURTS IN SUCH PROCEEDINGS. THE PARTIES EACH IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT, THE RESTRUCTURING AGREEMENT AS AMENDED HEREBY OR ANY OTHER DOCUMENT RELATED THERETO. THE PARTIES EACH WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH APPLICABLE STATE.

5. WAIVER OF RIGHT TO JURY TRIAL. ALL PARTIES TO THIS AMENDMENT HEREBY VOLUNTARILY, KNOWINGLY AND IRREVOCABLY WAIVE ANY CONSTITUTIONAL OR OTHER RIGHT EACH MAY HAVE TO A TRIAL BY JURY IN THE EVENT OF LITIGATION CONCERNING THIS AMENDMENT OR THE RESTRUCTURING AGREEMENT AS AMENDED HEREBY.

6. Severability. If any provision in this Amendment shall be held invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions of this Amendment shall not be impaired thereby, nor shall the validity, legality or enforceability of any such defective provision be in any way affected or impaired in any other jurisdiction.

7. Counterparts. This Amendment may be executed and delivered by the parties hereto in separate counterparts, each of which when executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment.

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Executed as of this 30th day of June, 2007, at Wichita, Kansas.

GREAT LAKES AVIATION, LTD.		RAYTHEON AIRCRAFT CREDIT CORPORATION

By:	/s/ Michael Matthews	By:	/s/ Michael J. Scheidt
Name:	Michael Matthews	Name:	Michael J. Scheidt
Title:	V.P. and Chief Financial Officer	Title:	President